UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2023

Sixth Street Specialty Lending, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-36364	27-3380000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 McKinney Avenue, Suite 1500 Dallas, TX	75201
(Address of Principal Executive Offices)	(zip code)

Registrant’s telephone number, including area code: (469) 621-3001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TSLX	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 – Regulation FD Disclosure

In connection with the announced public offering of shares of its common stock, Sixth Street Specialty Lending, Inc. (the “Company”) is providing certain additional information, which information is expected to be included in the prospectus supplement for the proposed offering.

As of March 31, 2023, the Company reported total principal debt outstanding of $1,629 million and total stockholders’ equity of $1,356 million, corresponding to a debt-to-equity ratio at quarter-end of 1.20x. Total principal debt outstanding included $981.9 million outstanding on the Company’s Revolving Credit Facility and total liquidity was $612.7 million, including unrestricted cash. From March 31, 2023 through May 8, 2023, the Company’s net fundings totaled $130.5 million, including $159.4 million of new investments funded and $28.9 million of paydowns. The Company believes these new investments will generate risk-adjusted returns in excess of the Company’s estimated cost of capital.

As of May 8, 2023, $1,121 million was drawn on the Revolving Credit Facility. Adjusted for the incremental net fundings, the Company’s estimated debt-to-equity ratio as of May 8, 2023 was approximately 1.30x. The Company intends to use 100% of the net proceeds of this offering to pay down a portion of the outstanding indebtedness on the Revolving Credit Facility on or about the date of the closing of this offering. Based on the expected total proceeds from the offering of $79.2 million, the Company estimates its debt-to-equity ratio will decrease to approximately 1.18x, which is within its previously stated target range.

The information disclosed under this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIXTH STREET SPECIALTY LENDING, INC. (Registrant)

Date: May 11, 2023	By:	/s/ Ian Simmonds
Ian Simmonds
Chief Financial Officer